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                                                                   EXHIBIT 10.11

                           INDEMNIFICATION AGREEMENT


     This Agreement, dated as of November __ 1997, is by and between Rushmore Financial Group, Inc., a Texas corporation (the "Company"), and D. M. (Rusty) Moore, Jr.("Indemnitee").

                                  WITNESSETH:

     WHEREAS, the Company desires to have qualified directors serving on its Board of Directors and executive officers, who are willing to make decisions that in their judgment are in the Company's best interest without any undue threat of personal liability;

     WHEREAS, the Company's Articles of Incorporation ("Articles of Incorporation") and the Company's Bylaws ("Bylaws") require indemnification of each director or officer of the Company in his capacity as a director or officer and, if serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, in each of those capacities, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from (a) any threatened, pending, or completed action, suit, or proceeding whether civil, criminal, administrative, arbitrative, or investigative (collectively, a "Proceeding"),
(b) an appeal in such a Proceeding, or (c) any inquiry or investigation that could lead to such a Proceeding, to the fullest extent permitted by the Texas Business Corporation Act ("Act"), as the same exists or may be hereafter amended;

     WHEREAS, the Company desires to grant to Indemnitee the maximum indemnification for any Loss (hereinafter defined) permitted by the Articles of Incorporation and Bylaws;

     WHEREAS, developments with respect to the terms and availability of directors' and officers' liability insurance and with respect to the application, amendment, and enforcement of statutory, charter, and bylaw indemnification provisions generally have raised questions concerning the adequacy, and reliability of the protection afforded to persons intended to be protected thereunder; and

     WHEREAS, in order to resolve such questions and thereby induce Indemnitee to serve or to continue serving, as a director and/or executive officer of the Company, the Company has agreed to enter into this Agreement with Indemnitee;

     NOW, THEREFORE, in consideration of Indemnitee's consent to serve or continuing to serve in the position of director and/or executive officer of the Company, the parties hereto agree as follows:

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     1    Indemnity of Indemnitee. The Company shall indemnify Indemnitee in his
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capacity as director,  and/or officer of the Company, as the case may be, and, if serving at the request of the Company as a director, officer, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, trust partnership, joint venture, sole proprietorship, employee benefit plan, or other enterprise, in each of those capacities, against any and all liability and reasonable expense that may be incurred by Indemnitee in connection with or resulting from (a) any Proceeding, (b) an appeal in such a Proceeding, or (c) any inquiry or investigation that could lead to such a Proceeding, all to the fullest extent permitted by Article 2.02-1 of the Act.

     2.   Continuation of Indemnity. All agreements and obligations of the
          -------------------------
Company contained herein shall continue during the period Indemnitee is a director, or officer of the Company, shall be retroactive to the date Indemnitee first became a director, director nominee or officer covering all periods of service from time to time, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending, or completed Proceeding, any appeal in a Proceeding, and any inquiry or investigation that could lead to a Proceeding, by reason of the fact that Indemnitee was serving, or had consented to serve, in any capacity referred to herein.

     3.   Notification and Defense of Claim. Promptly after receipt by
          --------------------------- -----
Indemnitee of notice of any claim against Indemnitee or the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the assertion of any such claim or the commencement thereof; but the omission so to notify the Company will not relieve it from any liability under this Agreement unless such delay in notification actually prejudiced the Company (and then only to the extent the Company was actually prejudiced thereby) and in addition, the Company shall not be relieved from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

          (a) The Company will be entitled to participate therein at its own expense.

          (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof and to employ counsel reasonably satisfactory to Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ counsel of his own choosing in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of assumption by the Company of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been specifically authorized by the Company, such authorization to be conclusively established by action by disinterested members of the Board though less than a quorum; (ii) representation by the same counsel of both the Indemnitee and the Company would, in the reasonable judgment of the Indemnitee and the Company, be inappropriate due to an actual or potential conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, such conflict of interest to be conclusively established by an opinion of counsel to the Company to such effect; (iii) the counsel employed by the Company and reasonably satisfactory to the Indemnitee has advised the Indemnitee in writing that such counsel's representation of the Indemnitee would likely involve such counsel in representing differing interests which could adversely affect the judgement or loyalty of such counsel to the Indemnitee, whether it be a conflicting, inconsistent, diverse or other interest; or (iv) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be paid, as provided herein, by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which a conflict of interest has been established as provided in subsection (ii) hereof; and

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          (c)  The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

     4.   Advances of Expenses. Reasonable expenses (other than judgments,
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penalties, fines and settlements) incurred by Indemnitee that are subject to indemnification under this Agreement (and not paid, reimbursed or advanced by others) shall be paid or reimbursed by the Company in advance of the final disposition of the Proceeding within 30 days after the Company receives a written request by Indemnitee accompanied by substantiating documentation of such expenses, a written affirmation by Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this Agreement, and a written undertaking by or on behalf of Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that he has not met those standards or that such reasonable expenses do not constitute a Loss. The written undertaking described above shall be an unlimited general obligation of Indemnitee and shall not be secured. Such undertaking shall be without reference to the financial ability of Indemnitee to make repayment.

     5.   Right of Indemnitee to Indemnification Upon Application: Procedure
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Upon Application. Upon the written request of Indemnitee to be indemnified
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pursuant to this Agreement (other than pursuant to Section 4 hereof), the
Company shall cause the Reviewing Party (hereinafter defined) to determine, within 45 days, whether or not the Indemnitee has met the relevant standards for indemnification required by this Agreement. The termination of a Proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent, shall not of itself create a presumption that Indemnitee did not meet the requirements for indemnification required by this Agreement. If a determination of indemnification is to be made by Independent Legal Counsel (hereinafter defined), such Independent Legal Counsel shall render its written opinion to the Company and Indemnitee as to what extent Indemnitee will be permitted to be indemnified. The Company shall pay the reasonable fees of Independent Legal Counsel and indemnify and hold harmless such Indemnitee against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to the engagement of Independent Legal Counsel pursuant hereto and the written opinion of such Independent Legal Counsel.

     6.   Definitions. The terms defined in this Section 6 shall, for purposes
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of this Agreement have the indicated meanings:

          (a) "Loss" shall mean any and all judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expense (including attorneys' fees) actually incurred by Indemnitee, after realization of or giving effect to all insurance, bonding, indemnification and other payments or recoveries actually received by or for the benefit of Indemnitee, directly or indirectly.

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          (b)  "Reviewing Party" means, if a Change in Control (hereinafter defined) has not occurred (or if a Change in Control has occurred and such Change in Control has been approved by a majority of the Board of Directors of the Company who were directors of the Company immediately prior to such Change in Control), (i) a majority of a quorum of directors of the Company who at the time of voting upon a determination of indemnification are neither officers or employees of the Company or members of the immediate family of an officer or employee of the Company ("Interested Parties") nor parties to that particular Proceeding to which Indemnitee is seeking indemnification; or (ii) Independent Legal Counsel selected by a majority of a quorum of directors who at the time of selecting such Independent Legal Counsel are neither Interested Parties nor parties to that particular Proceeding to which Indemnitee is seeking indemnification, or if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors of the Company designated to select such Independent Legal Counsel by a majority vote of all directors of the Company, consisting solely of two or more directors who at the time of such selection are neither Interested Parties nor parties in that particular Proceeding to which Indemnitee is seeking indemnification, or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors of the Company. "Reviewing Party" means if a Change in Control has occurred, Independent Legal Counsel selected in the manner set forth in (ii) above.

          (c) "Change in Control" shall mean an event which shall be deemed to have occurred if: (i) a merger or consolidation of the Company with or into another corporation occurs in which the Company shall not be the surviving corporation (for purposes of this definition, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation); (ii) a dissolution of the Company occurs; (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities occurs; (iv) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than Excluded Persons, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or (v) during any period of two consecutive years commencing on or after January 1, 1998, individuals who at the beginning of the period constituted the Board cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period. The term "Excluded Persons" means each of Jim W. Clark, F. E. Mowery, D. M. Moore, Jr. and Mark S. Adler, and any person, entity, or group under the control of any of them, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

          (d) "Independent Legal Counsel" shall mean an attorney, selected in accordance with the provisions of Section 6(b) hereof, who shall not have otherwise performed services for Indemnitee, the Company, any person that controls the Company or any of the directors of the Company, within five years preceding the time of such selection (other

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     than in connection with seeking indemnification under this Agreement).
     Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

     7.   Enforceability. The right to indemnification or advances as provided
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by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proof that indemnification is not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or Independent Legal Counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or Independent Legal Counsel) that Indemnitee has not met such an applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

     8.   Partial Indemnity: Expenses. If the Indemnitee is entitled under any
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provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines, and penalties, but not for the total amount thereof, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an event subject to indemnification hereunder or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against expenses incurred for any Loss in connection with such Proceeding, issue or matter, as the case may be.

     9.   Repayment of Expenses. Indemnitee shall reimburse the Company for
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all reasonable expenses paid by the Company in defending any Proceeding against
Indemnitee in the event and only to the extent that it shall be ultimately determined that Indemnitee is not entitled to be indemnified by the Company for such expenses under the provisions of this Agreement.

     10.  Consideration. The Company expressly confirms and agrees that it has
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entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to consent to serve, and/or to continue serving as a director, and acknowledges that Indemnitee is relying upon this Agreement in consenting to serve and serving in such capacity.

     11.  Indemnification Hereunder Not Exclusive. The indemnification and
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advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any other agreement, vote of shareholders, as a matter of law, or otherwise.

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     12.  Subrogation. If a payment is made under this Agreement, the Company
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shall be subrogated to the extent of such payment to all of the right of recovery of such Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

     13.  Severability. Each of the provisions of this Agreement is a separate
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and distinct agreement and independent of the others, so that if any provision thereof shall be held to be invalid or unenforceable for any reason such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereto.

     14.  Notice. Any notice, consent, or other communication to be given under
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this Agreement by any party to any other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or (d) delivered by telex or facsimile transmission to the address set forth beneath the signature of the parties below, or at such other address as may be designated by the parties from time to time in accordance with this Section. Notices delivered personally, by overnight express delivery service, or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed upon receipt by the sender of the answer back (in the case of a telex) or transmission confirmation (in the case of a facsimile transmission).

     15.  Governing Law: Binding Effect: Amendment and Termination:
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          Reimbursement.
          -------------

          (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Texas, without giving effect to Texas principles of conflicts of laws.

          (b) This Agreement shall be binding upon Indemnitee and upon the Company, its successors, and assigns, and shall inure to the benefit of Indemnitee, his heirs, executors, administrators, personal representation, and assigns and to the benefit of the Company, its successors, and assigns.

          (c) No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

          (d) If Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.



RUSHMORE FINANCIAL GROUP, INC.


By: Jim W. Clark, Secretary
    -------------------------------------

Name:
Its:

Address of Rushmore Financial Group, Inc.

13355 Noel Rd   Ste  650
Dallas, TX  75240

Facsimile:  972-450-6001

                                        /s/ D. M. Moore, Jr.
                                        -------------------------------------

                                        D. M. Moore, Jr.,       INDEMNITEE:

                                        Address of Indemnitee:

                                        ____________________________

                                        ____________________________


                                        Facsimile:

                                        ____________________________

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